“A Forward-Thinking Bank with Strong Risk Management“ Let’s take on tomorrow. Investor Presentation: Q1 2024 April 2024

2 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments, the impact of COVID-19 and its variants on the U.S. economy and customer behavior, the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the continued success and acceptance of our blockchain payments system, the demand for our products and services and the availability of sources of funding, the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply, actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2023, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

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A Forward-Thinking Bank with Strong Risk Management

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Track Record and Recent Strategic Moves	Exceptional 5-year track record Successful deposit transformation with strong balance sheet in 2023 Significant tailwinds in 2024 with 10 new very experienced banking teams from legacy Signature Bank
Q1'24 Earnings Review	Adjusted core EPS[1,2] excluding certain one-time items of $1.68; above consensus
Strength of the Franchise	$1.2 billion of business unit deposit[1,3] growth used to repay $1.2 billion of wholesale funding Deposit pipeline remains robust at $2.0 billion+ Non-interest bearing deposits account for 26% of total deposits; wholesale CDs now represent only 10% of total deposits
Strong Capital and Liquidity	TCE/TA[1] increased to 7.3%; approaching ~7.5% target CET1[4] increased to 12.5%[4] Immediately available liquidity greater than 220% of uninsured deposits[5]
Maintaining Superior Credit Quality	NPA ratio remains at low level of 0.17% Minimal exposure to higher-risk office CRE asset classes which represents only ~1% of HFI loan portfolio
Management Outlook	Remain optimistic on ability to deliver strong financial results with higher margins and higher NII New banking teams to further build our strong and unique franchise

1. Non-GAAP measure, refer to appendix for reconciliation
2. Excludes certain one-time pre-tax items of $11.3 million
3. Total deposits excluding wholesale CDs and BMTX student-related deposits
4. Capital ratios are estimated pending final regulatory report
5. Uninsured deposits of $5.2 billion (estimate) to be reported on Customers Bank's call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits

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4 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Let’s take on tomorrow. Our Priorities Remain Unchanged Selectively pursue disciplined growth by focusing on holistic and strategic relationships that create franchise value Focus on further strengthening our balance sheet, improving liquidity, capital ratios and margins Not deviate from strong risk management principles: − Superior credit quality − Sound interest rate risk management − Maintain robust liquidity − Strong capital ratios − Positive operating leverage

5 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Demonstrated Sustainable Organic Growth Increasing Revenue, EPS and TBVPS at 15%+ CAGR Over the Last Five Years 2018 2023 $317 $75819% Total Revenue $ millions Non-Interest Expenses $ millions Diluted EPS per share Tangible Book Value1 per share $1.78 $7.32 2018 2023 33% $23.32 $47.61 2018 2023 15% 2018 2023 $220 $353 10% Revenues have grown at roughly 2x the CAGR of expenses Customers will continue to make investments in the business that drive positive operating leverage 1.0 TRACK RECORD AND RECENT STRATEGIC MOVES 1. Non-GAAP measure, refer to appendix for reconciliation

1.0 TRACK RECORD AND RECENT STRATEGIC MOVES

Customers has Substantial Momentum Following the Banking Events of March 2023

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Initiative	Description	Strategic Priority
Acquired Small Fraction of Dislocated Deposits	$500 billion of dislocated deposits from disrupted banks in 2023 $4.2 billion of business unit deposit[1,2] growth in the last 12 months; substantial opportunity remains	Transform Deposit Base ✓
Exited Non-Strategic Relationships	Sold $1.2 billion of Fund Finance commitments and Consumer Installment loans Transactions released substantial risk-weighted asset capacity	Focus on Holistic Banking Relationships ✓
Acquired Loan Portfolio	$631 million loan portfolio acquisition from FDIC at ~85% of book value Transaction increased Venture Banking client base by 4x	Remain Nimble ✓
Attracted Top Tier Talent	Recruited 30 Venture Banking team members and expanded client coverage nationally Recruited Chief Credit Officer, Head of Treasury Management and Chief Marketing Officer from larger disrupted banks	Recruit New Experienced Teams & Constantly Enhance Talent ✓


0.8%
99.2%

1. Total deposits excluding wholesale CDs and BMTX student-related deposits
2. Non-GAAP measure, refer to appendix for reconciliation

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1.0 TRACK RECORD AND RECENT STRATEGIC MOVES

Positive Momentum Continues in 2024 with Hiring of Experienced Banking Teams

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Situation Overview

10 business banking teams joined in April

Deep client relationships in New York metro and selected markets in California and Nevada

Teams had $10 billion+ in deposits, and thousands of clients, prior to the events of March 2023

Why CUBI?

Single point of contact, client-centric banking model

Entrepreneurial culture

High-performing, commercially-oriented with scale to meet clients' needs

Best-in-class service, technology and product capabilities


Forbes 2024
AMERICA'S
BEST BANKS
2023
CUBI No.1
PERFORMING
PUBLICLY TRADED BANK
BY STOCK PRICE AND TOTAL
SHAREHOLDER RETURN

Strategic Rationale

Enhances deposit transformation adding high-quality, low-cost, sticky deposits

Remix higher-cost business unit deposits[1,2] reducing overall cost of deposits

Recruitment of experienced banking teams is a core competency

- Corporate & Specialized Banking verticals built by recruiting experienced teams
- 5 successful existing New York banking teams for 7+ years



Financial Impact

High-quality deposits will be increasingly accretive to NIM

Revenues expected to fully offset incremental non-interest expense within 12 months

Significant EPS accretion expected in 2025



1. Total deposits excluding wholesale CDs and BMTX student-related deposits
2. Non-GAAP measure, refer to appendix for reconciliation

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8 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Q1’24 (vs. Q4’23) Profitability Balance Sheet Credit 3.10% vs. 3.31% NIM $21.3B +0% Total Assets 0.17% +4 bps NPA Ratio $13.3B +0% Total Loans and Leases $35.7M +32% NPLs Financial Highlights - GAAP Highlights Q1’24 2.0 Q1’24 EARNINGS REVIEW $1.40 Diluted EPS $45.9 M Net Income ROCE ROAA 0.94% vs. 1.16% Total Deposits $18.0B +0% Reserves to NPLs 374% vs. 499%12.1%

9 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Q1’24 (vs. Q4’23) Profitability Balance Sheet Credit 3.10% vs. 3.31% NIM $21.3B +0% Total Assets 0.17% +4 bps NPA Ratio $13.3B +0% Total Loans and Leases $35.7M +32% NPLs Financial Highlights – Core/Adjusted 1. Excludes pre-tax FDIC special assessment expenses of $500k, loss on investment securities of $75k and derivative credit valuation adjustment loss of $222k 2. Excludes certain one-time pre-tax items of $11.3 million 3. Non-GAAP measure, refer to appendix for reconciliation Highlights Q1’24 2.0 Q1’24 EARNINGS REVIEW $1.68 Adjusted Core EPS1,2,3 $55.1 M Adjusted Core Earnings1,2,3 Adjusted Core ROCE1,2,3 14.5% $1.42 Core EPS1,3 $46.5 M Core Net Income1,3 Core ROCE1,3 12.2% Core ROAA1,3 0.95% Adjusted Core ROAA1,2,3 1.11% vs. 1.22% Total Deposits $18.0B +0% Reserves to NPLs 374% vs. 499% Core PTPP ROAA1,3 1.58% Adjusted Core PTPP ROAA1,2,3 1.79% vs. 1.90%

10 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Successfully Executing on Deposit Franchise Transformation • Four consecutive quarters with ~$1.0 billion of business unit deposit1,3 growth • $1.2 billion of business unit deposit1,3 growth paid down $1.2 billion in wholesale CDs • Strong QoQ commercial growth − Mortgage Finance (+41%) − Fund Finance (+33%) − New York Banking Teams (+9%) − Venture Banking (+5%) Average cost of deposits 1. Total deposits excluding wholesale CDs and BMTX student-related deposits 2. Uninsured deposits of $5.2 billion (estimate) to be reported on Customers Bank’s call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits 3. Non-GAAP measure, refer to appendix for reconciliation 3.45% 3.0 STRENGH OF THE FRANCHISE 3.39% $3.5 $5.8 $8.4 Q1’23 $4.5 $5.6 $7.9 Q2’23 $4.8 $5.8 $7.6 Q3’23 $4.4 (25%) $5.6 $7.9 Q4’23 $4.7 (26%) $5.7 $7.6 Q1’24 $17.7 $18.0 $18.2 $17.9 $18.0 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA $4.0 $1.2 $12.8 Deposit Composition $18.0 Uninsured Deposits Collateralized and Affiliate Deposits FDIC Insured Deposits 78%2

11 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Deposit Transformation Phase I: Wholesale Funding1 Remix Nearly Complete FHLB Advances $ billions Wholesale CDs $ billions $0.3 $0.9 $1.0 Q1’23 $0.3 $1.0 Q4’23 $0.3 $1.0 Q1’24 $2.1 $1.2 $1.2 -$0.9 -41% FHLB callable fixed FHLB callable floating FHLB non-callable fixed • Approximately $1.0 billion of wholesale CD maturities in Q2-Q4’24 − ~$500 million maturing in Q2’24 • Total deposit pipeline remains at $2.0+ billion despite significant business unit deposit2,3 growth 3.0 STRENGH OF THE FRANCHISE Q1’23 Q4’23 Q1’24 $5.3 $3.0 $1.8 -$3.5 -66% Business Unit Deposits2,3 $ billions Q1’23 Q4’23 Q1’24 $11.9 $14.9 $16.1 +$4.2 +36% 1. Wholesale CDs and FHLB advances 2. Total deposits excluding wholesale CDs and BMTX student-related deposits 3. Non-GAAP measure, refer to appendix for reconciliation 10%30% 17% % of total deposits 8%13% 8%Borrowings as % of total liabilities

12 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Annualized NII Benefit $ millions $1.5 billion $2.0 billion -150 bps Reduction in Rate of Remixed Deposits Pi pe lin e C on ve rs io n Deposit Transformation Phase II: Business Unit Deposit Remix Initiated 3.0 STRENGH OF THE FRANCHISE Total Deposits $ billions $4.7 $13.3 Q1’24 $18.0 ILLUSTRATIVE IMPACT OF DEPOSIT REMIX Non-Interest Bearing Deposits Interest Bearing Deposits $2.5 billion $22.5 $30.0 $37.5 $30.0 $40.0 $50.0 $37.5 $50.0 $62.5 -200 bps -250 bps 0.00% 4.66% 3.45% $2.0 Billion+ Pipeline Deposit Cost Q1’24, percent

13 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Strategic Portfolio Remix Complete with Specialized C&I Our Leading Growth Driver Loans - HFI $ billions $1.3 $6.2 $7.2 Q1’23 $1.0 $5.9 $7.0 Q2’23 $1.0 $5.8 $6.8 Q3’23 $0.9 $5.7 $6.3 Q4’23 $0.8 $5.6 $6.5 Q1’24 $14.7 $13.8 $13.6 $12.9 $12.9 1. Excludes PPP 6.70% 6.83% 7.87% 7.30% 7.05% Yield on Loans • Actionable loan pipeline to deploy robust liquidity at ~300 basis points additional spread led by our specialized banking verticals driving holistic relationships 3.0 STRENGH OF THE FRANCHISE • Total HFI loan1 growth of $60 million in Q1’24 • Commercial HFI loan1 growth of $142 million in Q1’24 Loans – HFI1 Growth QoQ $ millions $204 -$62 -$82 Corporate & Specialized Banking Community Banking1 Consumer Installment 3% -1% -9% Growth QoQ percent Corporate & Specialized Banking Community Banking Consumer Installment HFI

14 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Net Interest Income and Net Interest Margin Expected to Improve in 2024 Net Interest Income $ millions • Selective in pace of loan growth in Q1’24 prioritizing holistic relationships • NIM in Q1’24 impacted by − $1 billion exit of non-strategic interest earning assets late in Q4’23 − Replacement of predominantly non-interest bearing student serviced deposit balances − Retaining balance sheet capacity for new banking teams, resulting higher cash balances and lower average loans during the quarter 3.0 STRENGH OF THE FRANCHISE Net Interest Margin (%) 3.10% -$358 2.96% $4.0 $13.5 Q4’23 $3.8 $13.1 Q1’24 $17.5 $16.9 Gross Loans Investment Securities Average Balances $ billions -$236 QoQ $ millions 3.31% Q1’23 Q4’23 Q1’24 $314.9 $345.9 $331.8 -$14.2 Q1’23 Q4’23 Q1’24 $165.0 $173.4 $171.4 -$2.2 Q1’23 Q4’23 Q1’24 $149.9 $172.5 $160.4 Interest Income $ millions Interest Expense $ millions

3.0 STRENGH OF THE FRANCHISE

Customers Operates with Industry-Leading Efficiency

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Core Non-Interest Expense[1]

$ millions

- Disciplined expense management resulting in flat core non-interest expense[1] for the last four quarters when excluding one-time items in Q1'24
- Revenues from new banking teams expected to exceed expenses within one year



$79
$89
$89
$89
$99
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is top quartile among regional bank peers[2]



Top Quartile (1.94%)
Median (2.06%)
3.02%
1.86%
CUBI
CUBI (Q1'24)
Regional Bank Peers² (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2024 proxy peers as disclosed in appendix

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16 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Robust Liquidity Position with Greater than 220% Coverage of Uninsured Deposits Immediately Available Liquidity $ billions $3.8 $1.2 $3.4 Q4’23 $3.7 $1.1 $4.1 Q1’24 $8.5 $8.9 +$0.4 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits of $5.2 billion (estimate) to be reported on Customers Bank’s call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits 2. Selected 2024 proxy peers as disclosed in appendix 4.0 STRONG CAPITAL AND LIQUIDITY • CUBI’s ratio of immediately available liquidity to uninsured deposits1 estimated to be approximately 224% • Total overall liquidity of ~$11 billion as of Q1’24 Loans-HFI to Deposits Q1’24, percent CUBI Peer Median2 72% 91% Borrowings as % of Total Liabilities Q1’24, percent CUBI Peer Median2 8% 7%

4.0 STRONG CAPITAL AND LIQUIDITY

Tangible Book Value Per Share has More Than Doubled Over the Last Five Years

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Tangible Book Value[1]
per share
AOCI
$53.38
$4.20
15%[2]
$23.32
$26.17
$27.92
$37.21
$38.97
$47.61
$49.18
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q1'24

- 5-year+ CAGR in TBV[1] has been 15%[2] despite AOCI headwinds compared to 4% for regional bank peers[3]
- AOCI recovery of $4.3 million or $0.14 per share in Q1'24
- Organic growth strategy has enabled us to grow clients, revenue, earnings and TBVPS[1] without dilutive M&A

1. Non-GAAP measure, refer to appendix for reconciliation
2. CAGR from Q4'18 to Q1'24 inclusive of impact of AOCI mark-to-market
3. Selected 2024 proxy peers as disclosed in appendix

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18 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. ` 12.3% 13.2% 14.3% 15.3% 15.6% Total Risk-Based Capital percent 5.9% 6.0% 7.3% 6.5% 7.0% 7.8% +25 bps +140 bps TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 62 bps in Q1’24 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Robust Capital Levels Provides Customers With Significant Flexibility AOCI 9.6% 10.3% 11.3% 12.2% 12.5% CET1 Risk-Based Capital percent 4.0 STRONG CAPITAL AND LIQUIDITY • Strong opportunity to deploy risk-based capital into loans • Top quartile CET1 adjusted for AOCI – 11.5% • TCE/TA3 increased approximately 25 bps QoQ and 140 bps YoY • On track to achieve ~7.5% TCE/TA3 target Q1’23 Q2’23 Q3’23 Q4’23 Q1’241

19 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Commercial NCOs percent 0.15% 0.13% 0.14% 0.13% 0.17% NPAs as Percent of Total Assets percent Credit Metrics Remains Benign 0.12% 0.16% 0.17% 0.14%0.06%1 2.61% 2.46% 2.96% 2.81% 3.26% 0.49% 0.50% 0.51% 0.55%0.42%1 Consumer NCOs percent Total NCOs percent 5.0 MAINTAINING SUPERIOR CREDIT QUALITY • Commercial NCOs declined by 18% QoQ • Office CRE represents only ~1% of HFI loan portfolio • $619 million of multifamily loans to properties of 50%+ rent regulated in NYC − Less than $55 million mature or rate reset before 2026 • Consumer installment HFI down to ~6% of HFI loan portfolio Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 1. Excludes $6.2 million charge-offs against $8.7 million ACL on PCD loans upon FDIC loan pool acquisition

6.0 MANAGEMENT OUTLOOK

2024 Management Outlook

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Metrics	Prior Outlook – FY 2024	Current Outlook
ROAA	1.15% – 1.25%	✓ By Q4'24
Efficiency Ratio	Mid – 40s	↑ ~50% by Q4'24
Net Interest Margin	3.20% – 3.40%	✓ High-end of range by Q4'24
Deposit Growth	10% – 15% business unit deposit[1,3] growth; low single-digit total deposit growth	✓
Loan Growth	10% – 15% driven by redeploying excess liquidity (cash and securities) into loans	✓
PPNR Growth[2]	10% – 15%	✓ By Q4'24 annualized
CET1	~11.5%	✓
TCE / TA[3]	~7.5%	✓
Tax Rate	22% – 24%	✓

1. Total deposits excluding wholesale CDs and BMTX student-related deposits
2. 2023 baseline adjusted PPNR of $367.0 million (adjusted for $11.4 million of PPP net interest income in FY'23 and $27.0 million of outsized discount accretion related to acquired loan portfolio from the FDIC transaction in Q3'23)
3. Non-GAAP measure, refer to appendix for reconciliation

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Concluding Perspectives

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Business and Commercial Banking Teams	New banking teams well-positioned to take market share Opportunity to replace higher-cost deposits with more granular, stable and lower-cost deposits Highly experienced banking teams with deep client relationships and the platform to deliver exceptional client service
Improving Deposit Franchise	Fourth consecutive quarter of ~$1.0 billion of business unit deposit[1,2] growth with significant reduction in wholesale funding over the last four quarters Robust deposit pipeline remains at $2.0+ billion
NIM Expansion	Strong loan pipeline for execution Net interest margin expected to increase in Q2-Q4 from current levels
Strengthening Capital Base	Strong capital levels with 7.3% TCE/TA[2] and 12.5% CET1[3] Remain on track to achieve stated TCE/TA[2] target of 7.5%
Maintaining Strong Risk Management	Robust liquidity position with coverage of over 220% of uninsured deposits[4] Diversified loan and deposit franchises built to perform across all macroeconomic environments; credit continues to perform well
Strategic Outlook	Client-centric culture continues to drive franchise value Deposit remix has significant runway with meaningful financial benefits Poised to deploy securities and cash into higher yielding loans Operating platform designed to generate positive operating leverage and drive superior profitability

1. Total deposits excluding wholesale CDs and BMTX student-related deposits
2. Non-GAAP measure, refer to appendix for reconciliation
3. Capital ratios are estimated pending final regulatory report
4. Uninsured deposits of $5.2 billion (estimate) to be reported on Customers Bank's call report less $1.1 billion of collateralized deposits and $0.1 billion of affiliate deposits

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ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Jefferies Group LLC Casey Haire Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group Inc. Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Wedbush Securities Inc. David Chiaverini Raymond James Steve Moss B.Riley Securities, Inc. Hal Goetsch 2024 New Analyst

APPENDIX

24 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA Offices1 55 FTE Employees 732 Market Capitalization As of April 19, 2024 $1.5B Total Assets $21.3B Tangible Book Value2 $49.18 Share price As of April 19, 2024 $48.22 Data as of March 31, 2024, unless otherwise noted (1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices (2) Non-GAAP measure, refer to appendix for reconciliation A Forward-Thinking Bank with Strong Risk Management Customers Bancorp Overview Community Banking Corporate & Specialized Banking Corporate & Specialized Banking Community Banking Digital Banking Deep relationship-based community banking predominantly in the Northeast with selected presence in the Carolinas, Florida and Texas Serving small and medium-sized businesses, and individuals, with a comprehensive suite of loan and deposit products National corporate businesses where Customers has differentiated capabilities, often enhanced through technology, to create value for clients Serving sophisticated corporate businesses above the complexity level of most community banks but with a higher level of service and attention than large regionals provide Consumer Suite of loan and deposit products delivered digitally to clients; increasingly generating fee and “fee- like” revenue with limited credit risk through our HFS strategy Commercial Transaction banking (treasury and payment services) with associated deposits D es cr ip tio n Regional C&I, owner-occupied CRE, SBA, multifamily, non-owner-occupied CRE, mortgage Operating deposit accounts (commercial and consumer) Lender finance, capital call lines, venture banking, mortgage finance, equipment finance, healthcare, real estate specialty finance Operating deposit accounts Consumer installment lending Payments Online savings Pr od uc ts Providence Dallas Raleigh/Durham Chicago Washington, D.C. Southern California Bay Area Denver NYC Boston Orlando PA Portsmouth Austin

25 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Commercial Real Estate Exposure Lower than Peers CRE % of Loans-HFI percent 16% 6% 9% 1% CUBI1 8% 30% Peers2 27% 45% Construction Commercial Real Estate Multifamily 1. As of Q1’24; Excludes owner occupied CRE; 33% total CRE including owner occupied CRE 2. As of Q4’23; Selected 2024 proxy peers as disclosed in appendix 3. Includes owner occupied CRE 4. LTV is based on value at the most recent available appraisal 54% 27% 10%8% C&I3 Total CRE1 ConsumerMortgage Finance % of Loans-HFI Q1’24, percent Multifamily ($2.1 billion) Office CRE ($159 million) Average Size LTV4 DSCR $3.2 million 52.2% 1.70x Average Size LTV4 DSCR $6.4 million 64.1% 1.51x

26 Let’s take on tomorrow. © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Disciplined Underwriting Has Resulted in Healthy Credit Metrics Within Our Multifamily Portfolio Total Multifamily1 50%+ NYC RR Multifamily1 Maturity/Rate Reset $ millions 2024 2025 2026 2027+ $70 $141 $83 $1,847 Maturity/Rate Reset $ millions 2024 2025 2026 2027+ $27 $28 $42 $523 1. As of Q1’24 2. LTV is based on value at the most recent available appraisal Total Balance $619 million Average Size $7.7 million LTV2 65.1% DSCR 1.44x Interest Only 4.9% of portfolio 90% of portfolio maturing in 2026+ 4%3% 7%% 86% 7%4% 5% 84%% Total Balance $2.1 billion Average Size $6.4 million LTV2 64.1% DSCR 1.51x Interest Only 8.9% of portfolio • Limited near-term maturities/rate resets through 2026 • Strong LTV and DSCR metrics with limited interest only exposure • Debt Service Coverage Ratios conservatively calculated including amortization, even during I/O period 91% of portfolio maturing in 2026+

27 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. 17% 49% 33% 1% FICO Score1 660-679 680-699 700-749 750+ 22% 33% 23% 12% 5% 4% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 16% 42% 42% <$50K $50K -$100K >$100K 21% 11% 20% 26% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 68% 9% 6% 17% Personal Loan Specialty Home Improvement Student Loan 95% 3% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~737 Average DTI1 ~20% Average Borrower Income ~$107k Weighted average life of ~2.2 years Note: Data as of March 31, 2024; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

Securities Portfolio Generating Attractive Returns with Minimal Credit and Duration Risk

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Investment Securities – AFS
percent, Q1'24

- Spot yield: 5.33%
- Effective duration: 1.7 years
- Floating rate securities: 40%
- Credit rating: 62% AAA with only 2% at BB and below



1%
23%
51%
25%
MBS & CMO
Corporate
ABS
Other

Total: $2.6 billion

Investment Securities – HTM
percent, Q1'24

- Spot yield: 4.26%
- Effective duration: 3.0 years
- Floating rate securities: 25%
- Credit rating: 41% AAA with no rated securities non-investment grade
- ABS: $0.5 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3'22 and Q2'23



51%
49%
Credit Enhanced ABS
MBS & CMO

Total: $1.0 billion

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28

Selected 2024 Proxy Peers

customers bancorp

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- Atlantic Union
- BankUnited
- Commerce
- Community Bank System
- FB Financial
- First Busey
- F.N.B.
- Fulton
- Independent
- Northwest
- Old National
- Pinnacle
- Provident
- Sandy Spring

Note: Excludes the following banks due to lack of available disclosure – Ameris, Associated, Axos, Eastern, First Financial (OH), First Merchants, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank), TowneBank, United, United Community, WesBanco, WSFS

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

29

30 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 1Q 24 1Q 23 YOY Change Cash and Cash Equivalents $3,701,120 $2,046,685 $1,654,435 FHLB Available Borrowing Capacity $1,119,296 $860,578 $258,718 FRB Available Borrowing Capacity $4,082,885 $6,516,922 ($2,434,037) Investments (MV AFS + HTM) US Gov't & Agency Debt $0 $0 $0 Agency & Non-Agency MBS & CMO $1,840,287 $1,858,846 ($18,559) Municipals $0 $0 $0 Corporates $610,470 $586,795 $23,675 ABS (1) $1,152,419 $1,324,912 ($172,493) Other AFS $33,729 $26,710 $7,019 Less: Pledged Securities HTM & AFS ($1,714,379) ($2,019,311) $304,933 Net Unpledged Securities $1,922,526 $1,777,952 $144,575 Total $10,825,827 $11,202,137 ($376,310)

Allowance for Credit Losses for Loans and Leases

customers bancorp

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($ in thousands)	March 31, 2024			December 31, 2023		
	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[2]	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialty Lending	$ 6,274,501	$ 23,003	0.37 %	$ 6,326,458	$ 23,503	0.38 %
Multifamily	2,123,675	18,307	0.86 %	2,138,622	16,343	0.76 %
Commercial Real Estate Owner Occupied	806,278	10,201	1.27 %	797,319	9,882	1.24 %
Commercial Real Estate Non-Owner Occupied	1,182,084	18,320	1.55 %	1,177,650	16,859	1.43 %
Construction	185,601	1,866	1.01 %	166,393	1,482	0.89 %
Total Commercial Loans and Leases Receivable	**$ 10,572,139**	**$ 71,697**	**0.68 %**	**$ 10,491,089**	**$ 68,069**	**0.65 %**
Consumer:						
Residential Real Estate	$ 482,537	$ 6,707	1.39 %	$ 484,435	$ 6,586	1.36 %
Manufacturing Housing	37,382	4,160	11.13 %	38,670	4,239	10.96 %
Installment	792,606	50,732	6.40 %	874,926	56,417	6.45 %
Total Consumer Loans Receivable	**$ 1,312,525**	**$ 61,599**	**4.69 %**	**$ 1,398,031**	**$ 67,242**	**4.81 %**
Total Loans and Leases Receivable	**$ 11,884,664**	**$ 133,296**	**1.12 %[4]**	**$ 11,889,120**	**$ 135,311**	**1.14 %[4]**

1. Excludes mortgage finance reported at fair value, loans held for sale and PPP loans
2. Utilized Moody's March 2024 baseline and adverse forecast scenario with qualitative adjustments for Q1'24 provision
3. Utilized Moody's December 2023 baseline and adverse forecast scenario with qualitative adjustments for Q4'23 provision
4. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

31

32 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

33 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core earnings and Adjusted core earnings- Customers Bancorp ($ in thousands except per share data) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Total Per share Total Per share Total Per share Total Per share Total Per share GAAP net income to common shareholders $ 45,926 $ 1.40 $ 58,223 $ 1.79 $ 82,953 $ 2.58 $ 44,007 $ 1.39 $ 50,265 $ 1.55 Reconciling items (after tax): Severance expense — — 473 0.01 — — 141 0.00 637 0.02 Impairments on fixed assets and leases — — — — — — 12 0.00 86 0.00 Loss on sale of capital call lines of credit — — — — — — 3,914 0.12 — — (Gains) losses on investment securities 57 — (85) (0.00) 492 0.02 49 0.00 (49) (0.00) Derivative credit valuation adjustment 169 0.01 267 0.01 (151) (0.00) (101) (0.00) 204 0.01 Tax on surrender of bank-owned life insurance policies — — — — — — 4,141 0.13 — — FDIC special assessment 380 0.01 2,755 0.08 — — — — — — Core earnings $ 46,532 $ 1.42 $ 61,633 $ 1.90 $ 83,294 $ 2.59 $ 52,163 $ 1.65 $ 51,143 $ 1.58 Deposit servicing fees prior to 2024 5,405 0.16 FDIC premiums prior to 2024 3,200 0.10 Core earnings adjusted for one-time non-interest expense items $ 55,137 $ 1.68

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core return on average assets and Adjusted core return on average assets - Customers Bancorp

($ in thousands except per share data)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
GAAP net income	$ 49,726	$ 62,092	$ 86,756	$ 47,574	$ 53,721
Reconciling items (after tax):					
Severance expense	—	473	—	141	637
Impairments on fixed assets and leases	—	—	—	12	86
Loss on sale of capital call lines of credit	—	—	—	3,914	—
(Gains) losses on investment securities	57	(85)	492	49	(49)
Derivative credit valuation adjustment	169	267	(151)	(101)	204
Tax on surrender of bank-owned life insurance policies	—	—	—	4,141	—
FDIC special assessment	380	2,755	—	—	—
Core net income	**$ 50,332**	**$ 65,502**	**$ 87,097**	**$ 55,730**	**$ 54,599**
Deposit servicing fees prior to 2024	5,405				
FDIC premiums prior to 2024	3,200				
Core net income adjusted for one-time non-interest expense items	**$ 58,937**				
Average total assets	$ 21,335,229	$ 21,252,273	$ 21,978,010	$ 21,654,735	$ 21,052,920
Core return on average assets	**0.95 %**	**1.22 %**	**1.57 %**	**1.03 %**	**1.05 %**
Core return on average assets adjusted for one-time non-interest expense items	**1.11 %**				

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34

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core return on average common equity and Adjusted core return on average common equity – Customers Bancorp
($ in thousands)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
GAAP net income to common shareholders	$ 45,926	$ 58,223	$ 82,953	$ 44,007	$ 50,265
Reconciling items (after tax):					
Severance expense	—	473	—	141	637
Impairments on fixed assets and leases	—	—	—	12	86
Loss on sale of capital call lines of credit	—	—	—	3,914	—
(Gains) losses on investment securities	57	(85)	492	49	(49)
Derivative credit valuation adjustment	169	267	(151)	(101)	204
Tax on surrender of bank-owned life insurance policies	—	—	—	4,141	—
FDIC special assessment	380	2,755	—	—	—
Core earnings	**$ 46,532**	**$ 61,633**	**$ 83,294**	**$ 52,163**	**$ 51,143**
Deposit servicing fees prior to 2024	5,405				
FDIC premiums prior to 2024	3,200				
Core net income adjusted for one-time non-interest expense items	**$ 55,137**				
Average total common shareholders' equity	$ 1,529,211	$ 1,449,728	$ 1,373,244	$ 1,335,408	$ 1,273,780
Core return on average common equity	**12.24 %**	**16.87 %**	**24.06 %**	**15.67 %**	**16.28 %**
Core return on average common equity adjusted for one-time non-interest expense items	**14.50 %**				

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35

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core pre-tax pre-provision net income and ROAA; Adjusted core pre-tax pre-provision net income and ROAA - Customers Bancorp

($ in thousands, except per share data)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
GAAP net income	$ 49,726	$ 62,092	$ 86,756	$ 47,574	$ 53,721
Reconciling items:					
Income tax expense	15,651	21,796	23,470	20,768	14,563
Provision (benefit) for credit losses	17,070	13,523	17,856	23,629	19,603
Provision (benefit) for credit losses on unfunded commitments	430	(136)	48	(304)	280
Severance expense	—	639	—	182	809
Impairments on fixed assets and leases	—	—	—	15	109
Loss on sale of capital call lines of credit	—	—	—	5,037	—
(Gains) losses on investment securities	75	(114)	626	62	(62)
Derivative credit valuation adjustment	222	361	(192)	(130)	259
FDIC special assessment	500	3,723	—	—	—
Core pre-tax pre-provision net income	**$ 83,674**	**$ 101,884**	**$ 128,564**	**$ 96,833**	**$ 89,282**
Deposit servicing fees prior to 2024	7,106				
FDIC premiums prior to 2024	4,208				
Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)	**$ 94,988**				
Average total assets	$ 21,335,229	$ 21,252,273	$ 21,978,010	$ 21,654,735	$ 21,052,920
Core pre-tax pre-provision ROAA	**1.58 %**	**1.90 %**	**2.32 %**	**1.79 %**	**1.72 %**
Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)	**1.79 %**				

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

36

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Core efficiency ratio:
Adjusted core efficiency ratio
- Customers Bancorp

($ in thousands, except per share data)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
GAAP net interest income	$ 160,385	$ 172,506	$ 199,773	$ 165,271	$ 149,899
GAAP non-interest income	$ 21,231	$ 18,672	$ 17,775	$ 15,997	$ 18,121
Loss on sale of capital call lines of credit	—	—	—	5,037	—
(Gains) losses on investment securities	75	(114)	626	62	(62)
Derivative credit valuation adjustment	222	361	(192)	(130)	259
Core non-interest income	21,528	18,919	18,209	20,966	18,318
Core revenue	**$ 181,913**	**$ 191,425**	**$ 217,982**	**$ 186,237**	**$ 168,217**
GAAP non-interest expense	$ 99,169	$ 93,767	$ 89,466	$ 89,297	$ 80,133
Severance expense	—	(639)	—	(182)	(809)
Impairments on fixed assets and leases	—	—	—	(15)	(109)
FDIC special assessment	(500)	(3,723)	—	—	—
Core non-interest expense	**$ 98,669**	**$ 89,405**	**$ 89,466**	**$ 89,100**	**$ 79,215**
Deposit servicing fees prior to 2024	(7,106)				
FDIC premiums prior to 2024	(4,208)				
Adjusted core non-interest expense	**$ 87,355**				
Core efficiency ratio [1,2]	**54.24 %**	**46.70 %**	**41.04 %**	**47.84 %**	**47.09 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) [2]	**48.02 %**				

1. Core non-interest expense for 2020 and prior years include BMTX non-interest expenses
2. Core efficiency ratio calculated as non-interest expense divided by core revenue

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

37

38 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core non-interest expense to average assets; Adjusted core non-interest expense to average assets - Customers Bancorp ($ in thousands except per share data) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 GAAP non-interest expense $ 99,169 $ 93,767 $ 89,466 $ 89,297 $ 80,133 Severance expense — (639) — (182) (809) Impairments on fixed assets and leases — — — (15) (109) FDIC special assessment (500) (3,723) — — — Core non-interest expense $ 98,669 $ 89,405 $ 89,466 $ 89,100 $ 79,215 Deposit servicing fees prior to 2024 (7,106) FDIC premiums prior to 2024 (4,208) Adjusted core non-interest expense $ 87,355 Average total assets $ 21,335,229 $ 21,252,273 $ 21,978,010 $ 21,654,735 $ 21,052,920 Core non-interest expense to average assets 1.86% 1.67% 1.62% 1.65% 1.53 % Adjusted core non-interest expense to average assets (adjusted for one-time non-interest expense items) 1.65%

39 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible common equity to tangible assets - Customers Bancorp ($ in thousands except per share data) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 GAAP total shareholders' equity $ 1,691,617 $ 1,638,394 $ 1,561,607 $ 1,456,652 $ 1,421,020 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,550,194 $ 1,496,971 $ 1,420,184 $ 1,315,229 $ 1,279,597 GAAP Total assets $ 21,347,367 $ 21,316,265 $ 21,857,152 $ 22,028,565 $ 21,751,614 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 21,343,738 $ 21,312,636 $ 21,853,523 $ 22,024,936 $ 21,747,985 Tangible common equity to tangible assets 7.3% 7.0% 6.5% 6.0% 5.9%

40 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible book value per common share - Customers Bancorp ($ in thousands except per share data) Q1 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 Q4 2018 GAAP total shareholders' equity $ 1,691,617 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 $ 956,816 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) (16,499) Tangible common equity $ 1,550,194 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 $ 722,846 Common shares outstanding 31,521,931 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 31,003,028 Tangible book value per common share $ 49.18 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17 $ 23.32

41 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Business Unit Deposits (formerly, Core Deposits, Total Deposits, excluding Wholesale CDs and BMTX student deposits) - Customers Bancorp ($ in thousands) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Total deposits $ 17,961,383 $ 17,920,236 $ 18,195,364 $ 17,950,431 $ 17,723,617 Reconciling items: Wholesale CDs 1,809,383 2,970,615 3,713,933 4,651,054 5,311,083 BMTX student deposits 850 1,157 636,951 407,118 506,922 Business Unit Deposits (formerly, Core Deposits, Total deposits, excluding wholesale CDs and BMTX student deposits) $ 16,150,960 $ 14,948,464 $ 13,844,480 $ 12,892,259 $ 11,905,612

42 © 2024 C USTO M ERS BAN C O RP, IN C . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases HFI, excluding PPP - Customers Bancorp ($ in thousands except per share data) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Loans and leases receivable $ 11,936,621 $ 11,963,855 $ 12,600,548 $ 12,826,531 $ 13,391,610 Loans receivable, PPP (51,957) (74,735) (137,063) (188,763) (246,258) Loans and leases held for investment, excluding PPP $ 11,884,664 $ 11,889,120 $ 12,463,485 $ 12,637,768 $ 13,145,352 Allowance for credit losses on loans and leases $ 133,296 $ 135,311 $ 139,213 $ 139,656 $ 130,281 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.12% 1.14% 1.12% 1.11% 0.99%